CHASE 2003-S1(GP2)

                           WHOLE LOAN 15YR FIXED-RATE

DEAL SIZE                                        $250MM APPROX.

GWAC                                             5.772% +/-10BPS

WAM                                                 178 +/- 2 MONTHS

CALIFORNIA                                       40.00% APPROX.

WA LTV                                           55.00% APPROX.

AVGE. LOAN BALANCE                                $542K APPROX.

LOAN PURPOSE:       CASH-OUT                   REF20.0% APPROX.

PROPERTY TYPE:      SF/PUD                        92.1% APPROX.

                    OTHER                         7.9% APPROX.

DOC TYPE:           FULL                         97.3% APPROX.

                    NIV                          2.7% APPROX.

OCCUPANCY:          PRIMARY                      96.8% APPROX.

WA FICO                                          735 APPROX.

AAA RATINGS                                      2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED LEVEL                                 1.35% APPROX.
SUBORDINATION

PRICING SPEED                                    300% PSA

SETTLEMENT DATE                                  01/30/03

MASTER SERVICER/BOND                             CHASE MANHATTAN MORTGAGE CORP
ADMINISTRATOR

                            ALL NUMBERS APPROXIMATE.
                     ALL TRANCHSUBJECT TO 5% SIZE VARIANCE.

                                   UBS WARBURG

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

UBS WARGURG LLC CMF03S01B
-------------------------------------------------------------------------------------------------------------------
              First Pay
Closing Date  Date        Collateral     Pricing  Speed    WAC    Wam    Age   PACI's    PAC2's   PAC3's   Pac %
-------------------------------------------------------------------------------------------------------------------
01/30/03      02/25/03    WHOLE 5,513    300      PSA      5.77   178    2     -         -        -        0.00
-------------------------------------------------------------------------------------------------------------------



(Table Continued)

------------------------------------------------------------
Closing Date   Report Run On                 Report Run By
------------------------------------------------------------
01/30/03       Tue Dec 31   10:26:35 2002    Ciaran O'Brien
------------------------------------------------------------




TRANCHES
------------------------------------------------------------------------------------------------------------------------------------
Name                Balance           Coupon            Window            Avg Life           Description              Delay   Deal %
------------------------------------------------------------------------------------------------------------------------------------
2PT                 246,611,000.00    5.000000          2/03-11/17        4.41               "Senior Bond, 98.64      24      98.64
                                                                                             percent of deal
SUB2                  3,375,881.77    5.000000          2/03-11/17        7.32               "Sub. Bond, 1.35         24      1.35
                                                                                             percent of deal
2AX                  25,676,469.52    5.000000          2/03-11/17        4.45               --                       24      10.27
2PO                      13,118.23    5.000000          2/03-11/17        4.42               --                       24      0.01
-  4                250,000,000.00    5.513267          --                4.45               --                       --      --
------------------------------------------------------------------------------------------------------------------------------------



COLLATERAL
------------------------------------------------------------------------------------------------------------------------
Collateral                Size                    Prepay                                Net             Age Wam WAC
------------------------------------------------------------------------------------------------------------------------
WHOLE                     1,235,257               PSA                     300           4.95            2    178   5.208
WHOLE                     248,764,743             PSA                     300           5.52            2    178   5.775
--                        250,000,000             --                      --            5.51            2.0  178.0  5.77

------------------------------------------------------------------------------------------------------------------------